FIRST AMENDMENT (this "Amendment"), dated as of
     November 26, 1997, to the CERTIFICATE PURCHASE AGREEMENT, dated as of August 21, 1997 (the "Certificate Purchase Agreement"), by and among Proffitt's Credit Corporation, a Nevada corporation (together with its successors and permitted assigns, the "Transferor"), Proffitt's, Inc., a Tennessee corporation, as servicer (in such capacity, the "Servicer"), Enterprise Funding Corporation, a Delaware corporation (together with its successors and permitted assigns, "EFC"), Receivables Capital Corporation, a Dela-ware corporation (together with its successors and per-mitted assigns, "RCC", and collectively with EFC, the "Purchasers"), NationsBank, N.A., a national banking association ("NationsBank"), as agent for the Senior Class Conduits and the Bank Investors (in such capacity, the "Agent"), as a Senior Class Agent and individually as a Bank Investor, and Bank of America National Trust and Savings Association, a national banking association ("Bank of America"), as a Senior Class Agent and individ-ually as a Bank Investor.

               WHEREAS, the Transferor, the Servicer, EFC,
     RCC, NationsBank and Bank of America have heretofore exe-cuted and delivered the Certificate Purchase Agreement;

               WHEREAS, Section 6.2 of the Certificate Pur-chase Agreement provides that the Transferor, the Servicer, the Agent, each Senior Class Agent, each Senior Class Conduit (prior to an assignment in whole by such Senior Class Conduit of its interest in the related Senior Class Certificate Principal Balance), and each Bank Investor may amend the Certificate Purchase Agree-ment; and

               WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

               NOW THEREFORE, the Transferor, the Servicer, the Agent, each Senior Class Agent, each Senior Class Conduit and each Bank Investor are executing and deliver-ing this Amendment in order to amend the provisions of the Certificate Purchase Agreement in the manner set forth below.

               Capitalized terms used herein as defined terms but not defined herein shall have the meanings assigned to them in the Certificate Purchase Agreement.

               SECTION 1.     Amendments.

                    (a)  Section 1.1 of the Certificate Pur-
     chase Agreement is hereby amended by deleting the refer-ence to "$75,000,000" in clause (i) definition of Senior
     Class Facility Limit and substituting therefor
     "$100,000,000".

                    (b)  Section 2.2(a) of the Certificate
     Purchase Agreement is hereby amended to read in its entirety as follows:

                         (a)  Upon the terms and subject to
               the conditions set forth herein and provided that neither the Commitment Termination Date nor the Termination Date (excluding, in the case of the Bank Investors, a "Termination Date" occurring as a result of clause (iv) or (v) of the definition of "Termination Date") shall have occurred, (x) the Transferor may, at its option, on any Business Day during the Revolving Period, after delivery to the Agent and each Senior Class Agent of an Additional Investment Certificate (to be received by the Agent and each Senior Class Agent not later than 1:00 P.M., New York City time, on the second Business Day prior to the Business Day on which the proposed in-crease in the Senior Class Investor Amount is to occur), convey, transfer and assign to the Senior Class Conduits or the Bank Investors, as applicable, and (y) the Senior Class Conduits may, at their respective option, or the Bank Investors shall, if the related Senior Class Conduit has assigned its interest in the Senior Class Certificate Principal Balance in whole to the related Bank Investors and if so requested under subsection 2.2(b), accept such conveyance, transfer and assignment from the Trans-feror of, without recourse except as provided herein and in the other Transaction Documents, an addition-al undivided interest in the Trust in the amount specified in such Additional Investment Certificate (each, an "Additional Investor Amount"); provided that (i) such Additional Investor Amount shall not cause the Senior Class Certificate Balance for any Class plus the Interest Component of all Related Commercial Paper issued by the related Senior Class Conduit and then outstanding, if any, to exceed the Senior Class Facility Limit for such Class, (ii) after giving effect to such Additional Investor Amount, the Transferor Amount as of the Business Day immediately preceding the date of the Additional Investment Certificate and as reported in such Additional Investment Certificate, shall not be less than the Minimum Transferor Amount, (iii) after giving effect to such Additional Investor Amount, the Subordinate Class Investor Amount, as of the Business Day immediately preceding the date of the Additional Investment Certificate and as reported in such Additional Investment Certificate, shall not be less than the Minimum Enhancement Amount, (iv) no Potential Pay Out Event or Pay Out Event shall have occurred and be continuing and (v) all of the repre-sentations and warranties of the Transferor and the Servicer made herein shall be true and correct as of such date (except to the extent any such representa-tion or warranty expressly relates to an earlier date). The Senior Class Conduits or the Bank Inves-tors, as the case may be, shall acquire such addi-tional interest in consideration of the Senior Class Conduits' or the Bank Investors', as the case may be, payment to the Transferor in immediately avail-able funds in an amount equal to the Additional In-vestor Amount for the related Senior Class, and the Senior Class Investor Amount for each Senior Class shall be increased to be equal to the Senior Class Investor Amount immediately prior to such acquisi-tion plus the Additional Investor Amount for such Senior Class so acquired. Each Additional Investor Amount shall be an amount that results in the acqui-sition by each Senior Class of an Additional Invest-or Amount of not less than $500,000 and integral multiples of $100,000 in excess thereof. Each acquisition of an Additional Investor Amount hereun-der by a Senior Class shall be made ratably in accordance with the respective Senior Class Facility Limits giving due regard to the respective Senior Class Facility Limits; provided that if one or more (but not all) Senior Class Facility Limits have been reached, but availability exists under one or more other Senior Class Facility Limits related to one or more Senior Class, acquisitions of Additional In-vestor Amounts hereunder by such Senior Class(es) shall be made ratably among them in accordance with their respective Senior Class Facility Limits. Each acquisition of an Additional Investor Amount hereun-der by the Bank Investors of a Senior Class (in the aggregate) shall be made ratably in accordance with the respective Commitments of such Bank Investors.

                    (c)  The Commitment of NationsBank set
     forth on the signature page to the Certificate Purchase
     Agreement is amended to read "$100,000,000".

               SECTION 2. Delivery of Certificate. In con-nection with the increase of the Senior Class Facility Limit for the Class of which EFC is a member, the Trans-feror agrees to deliver a Senior Class Certificates in the name of "NationsBank, N.A., as agent for the members of the Senior Class of which Enterprise Funding Corpora-tion and NationsBank, N.A. are members" in the face amount of $100,000,000, duly executed by the Transferor and duly authenticated by the Trustee against delivery to the Trustee, for cancellation, of the existing Senior Class Certificate(s) related to the Senior Class of which EFC is a member.

               SECTION 3.  Ratification of Certificate Pur-
     chase Agreement. As amended by this Amendment, the Certificate Purchase Agreement is in all respects rati-fied and confirmed, and the Certificate Purchase Agree-ment, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument. This Amendment has been executed and delivered solely for the purpose of providing for the amendments set forth in
     Section 1 hereof, and nothing herein expressed or implied shall constitute: (i) an amendment, supplement or other modification to any other term, provision or condition contained in the Certificate Purchase Agreement; (ii) a waiver of any right, remedy, power or privilege of the Agent, any Senior Class Agent, any Senior Class Conduit or any Bank Investor thereunder; or (iii) a waiver of the performance, compliance or observance by the Transferor or the Servicer of any of their respective covenants, obligations or other agreements contained therein. By executing this Amendment, each of the Transferor and the Servicer hereby confirms in all respects each term, condition, representation, warranty, covenant and agree-ment set forth in the Certificate Purchase Agreement and agrees that the same shall continue in full force and effect.

               SECTION 4.  Governing Law.  This Amendment
     shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accor-dance with such laws.

               SECTION 5. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held inval-id, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

               SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (and by differ-ent parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               SECTION 7.  Headings.  The headings herein are
     for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                              PROFFITT'S CREDIT CORPORATION,
                                as Transferor


                              By:
                                  Name:
                                  Title:


                              PROFFITT'S, INC.,
                                as Servicer


                              By:
                                  Name:
                                  Title:


                              ENTERPRISE FUNDING CORPORATION,
                                as a Purchaser and a Senior
                                Class Conduit


                              By:
                                  Name:
                                  Title:


                              RECEIVABLES CAPITAL CORPORATION,
                                as a Purchaser and a Senior Class
                                Conduit


                              By:
                                  Name:
                                  Title:


                              NATIONSBANK, N.A., as Agent,
                                as a Senior Class Agent and
                                as a Bank Investor


                              By:
                                 Name:
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                                as a Senior Class Agent
                                and as a Bank Investor


                              By:
                                 Name:
                                 Title: